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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 22, 2003

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                               MM COMPANIES, INC.
             (Exact name of registrant as specified in its charter)




           Delaware                     000-26585                54-1811721
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
 incorporation or organization)                              identification no.)




          888 Seventh Avenue
               17th Floor                                            10019
              New York, NY                                         (Zip code)
  (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 974-5730

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Item 5.     Other Events.

            On July 22, 2003, MM Companies, Inc. (the "Company") issued a press release providing details of the members of the Audit Committee, the Compensation Committee and the Nominating Committee.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.

99.1 Press release providing details of the members of the Audit Committee, the Compensation Committee and the Nominating Committee.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, MM Companies, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2003                 MM COMPANIES, INC.


                                    By: /s/ Mel Brunt
                                    ------------------------------------
                                    Mel Brunt
                                    Chief Financial Officer



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